                                                                     Exhibit 4.2






                             XO COMMUNICATIONS, INC.

                                       TO

                    U.S. TRUST COMPANY, NATIONAL ASSOCIATION

                                     Trustee
                                     -------

                             -----------------------


                                    Indenture

                          Dated as of ___________, 20__


                             -----------------------


                                $_______________

                       ____% Subordinated Notes Due 20___

                               Table of Contents

                             XO COMMUNICATIONS, INC.
                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                                                                  Indenture
Act Section                                                                                       Section
Section 310(a)(1).............................................................................      609
        (a)(2)................................................................................      609
        (a)(3)................................................................................      Not Applicable
        (a)(4)................................................................................      Not Applicable
        (b)...................................................................................      608, 610
Section 311(a)................................................................................      613
        (b)...................................................................................      613
Section 312(a)................................................................................      701, 702
        (b)...................................................................................      702
        (c)...................................................................................      702
Section 313(a)................................................................................      703
        (b)...................................................................................      703
        (c)...................................................................................      703
        (d)...................................................................................      703
Section 314(a)................................................................................      704, 1008
        (b)...................................................................................      Not Applicable
        (c)(1)................................................................................      102, 401, 1104
        (c)(2)................................................................................      102, 401, 1104
        (c)(3)................................................................................      Not Applicable
        (d)...................................................................................      Not Applicable
        (e)...................................................................................      102
Section 315(a)................................................................................      601
        (b)...................................................................................      602
        (c)...................................................................................      601, 603
        (d)...................................................................................      601
        (e)...................................................................................      514
Section 316(a)(1)(A)..........................................................................      512
        (a)(1)(B).............................................................................      513
        (a)(2)................................................................................      Not Applicable
        (b)...................................................................................      508
        (c)...................................................................................      104
Section 317(a)(1).............................................................................      503
        (a)(2)................................................................................      504
        (b)...................................................................................      1003
Section 318(a)................................................................................      107
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                                TABLE OF CONTENTS
                                  (continued)

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RECITALS OF THE COMPANY .........................................................................................1

                                                       ARTICLE ONE
                              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.               Definitions...........................................................................1
Act                        ......................................................................................2
Affiliate                  ......................................................................................2
Authenticating Agent       ......................................................................................2
Board of Directors         ......................................................................................2
Board Resolution           ......................................................................................2
Business Day               ......................................................................................2
Capital Stock              ......................................................................................2
Change of Control          ......................................................................................2
Commission                 ......................................................................................3
Company                    ......................................................................................3
Company Request or Company Order.................................................................................3
Corporate Trust Office     ......................................................................................3
Corporation                ......................................................................................3
Default                    ......................................................................................3
Defaulted Interest         ......................................................................................3
Depositary                 ......................................................................................3
Designated Senior Indebtedness...................................................................................3
DTC                        ......................................................................................4
Eagle River                ......................................................................................4
Event of Default           ......................................................................................4
Exchange Act               ......................................................................................4
Global Security            ......................................................................................4
Guarantee                  ......................................................................................4
Holder                     ......................................................................................4
Incur                      ......................................................................................4
Indebtedness               ......................................................................................4
Indenture                  ......................................................................................5
Interest Payment Date      ......................................................................................5
Junior Securities          ......................................................................................5
Material Subsidiary        ......................................................................................5
Maturity                   ......................................................................................5
Obligations                ......................................................................................6
Officers' Certificate      ......................................................................................6
Opinion of Counsel         ......................................................................................6
Outstanding                ......................................................................................6
Paying Agent               ......................................................................................6
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                                TABLE OF CONTENTS
                                  (continued)

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                                                                                                              PAGE
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Payment Blockage Notice    ......................................................................................7
Person                     ......................................................................................7
Predecessor Security       ......................................................................................7
Redemption Date            ......................................................................................7
Redemption Price           ......................................................................................7
Regular Record Date        ......................................................................................7
SEC Reports                ......................................................................................7
Securities                 ......................................................................................7
Securities Act             ......................................................................................7
Security Register          ......................................................................................7
Senior Indebtedness        ......................................................................................7
Special Record Date        ......................................................................................8
Stated Maturity            ......................................................................................8
Subsidiary                 ......................................................................................8
Trust Indenture Act        ......................................................................................8
Trustee                    ......................................................................................8
U.S. Government Obligation ......................................................................................8
Vice President             ......................................................................................8
Voting Stock               ......................................................................................8
SECTION 102.               Compliance Certificates and Opinions..................................................8
SECTION 103.               Form of Documents Delivered to Trustee................................................9
SECTION 104.               Acts of Holders; Record Dates........................................................10
SECTION 105.               Notices, Etc., to Trustee and Company................................................12
SECTION 106.               Notice to Holders; Waiver............................................................12
SECTION 107.               Application of Trust Indenture Act...................................................13
SECTION 108.               Effect of Headings and Table of Contents.............................................13
SECTION 109.               Successors and Assigns...............................................................13
SECTION 110.               Separability Clause..................................................................13
SECTION 111.               Benefits of Indenture................................................................13
SECTION 112.               Governing Law........................................................................13
SECTION 113.               Legal Holidays.......................................................................13

                                                   ARTICLE TWO
                                                 SECURITIES FORMS

SECTION 201.               Forms Generally......................................................................14
SECTION 202.               [Intentionally omitted]..............................................................14
SECTION 203.               [Intentionally omitted]..............................................................14
SECTION 204.               Additional Provisions Required in Global Security....................................14
SECTION 205.               Form of Trustee's Certificate of Authentication......................................15
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                                TABLE OF CONTENTS
                                  (continued)

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                                                                                                              PAGE
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                                                   ARTICLE THREE
                                                  THE SECURITIES

SECTION 301.               Amount Unlimited; Issuable in Series.................................................15
SECTION 302.               Denominations........................................................................18
SECTION 303.               Execution, Authentication, Delivery and Dating.......................................18
SECTION 304.               Temporary Securities.................................................................19
SECTION 305.               Registration, Registration of Transfer and Exchange..................................19
SECTION 306.               Mutilated, Destroyed, Lost and Stolen Securities.....................................21
SECTION 307.               Payment of Interest; Interest Rights Preserved.......................................22
SECTION 308.               Persons Deemed Owners................................................................23
SECTION 309.               Cancellation.........................................................................23
SECTION 310.               Computation of Interest..............................................................23

                                                   ARTICLE FOUR
                                           SATISFACTION AND DISCHARGE

SECTION 401.               Satisfaction and Discharge of Indenture..............................................23
SECTION 402.               Application of Trust Money...........................................................25

                                                   ARTICLE FIVE
                                                     REMEDIES

SECTION 501.               Events of Default....................................................................25
SECTION 502.               Acceleration of Maturity; Rescission and Annulment...................................27
SECTION 503.               Collection of Indebtedness and Suits for Enforcement by Trustee......................28
SECTION 504.               Trustee May File Proofs of Claim.....................................................28
SECTION 505.               Trustee May Enforce Claims Without Possession of Securities..........................29
SECTION 506.               Application of Money Collected.......................................................29
SECTION 507.               Limitation on Suits..................................................................29
SECTION 508.               Unconditional Right of Holders to Receive Principal, Premium and Interest............30
SECTION 509.               Restoration of Rights and Remedies...................................................30
SECTION 510.               Rights and Remedies Cumulative.......................................................30
SECTION 511.               Delay or Omission Not Waiver.........................................................31
SECTION 512.               Control by Holders...................................................................31
SECTION 513.               Waiver of Past Defaults..............................................................31
SECTION 514.               Undertaking for Costs................................................................32
SECTION 515.               Waiver of Stay or Extension Laws.....................................................32

                                                   ARTICLE SIX
                                                   THE TRUSTEE

SECTION 601.               Certain Duties and Responsibilities..................................................32
SECTION 602.               Notice of Defaults...................................................................32
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                                TABLE OF CONTENTS
                                  (continued)

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SECTION 603.               Certain Rights of Trustee............................................................33
SECTION 604.               Not Responsible for Recitals or Issuance of Securities...............................34
SECTION 605.               May Hold Securities..................................................................34
SECTION 606.               Money Held in Trust..................................................................34
SECTION 607.               Compensation and Reimbursement.......................................................34
SECTION 608.               Disqualification; Conflicting Interests..............................................35
SECTION 609.               Corporate Trustee Required; Eligibility..............................................35
SECTION 610.               Resignation and Removal; Appointment of Successor....................................35
SECTION 611.               Acceptance of Appointment by Successor...............................................37
SECTION 612.               Merger, Conversion, Consolidation or Succession to Business..........................38
SECTION 613.               Preferential Collection of Claims Against the Company................................38
SECTION 614.               Appointment of Authenticating Agent..................................................38

                                                   ARTICLE SEVEN
                                   HOLDERS' LISTS AND REPORTS BY TRUSTEE AND THE COMPANY

SECTION 701.               Company to Furnish Trustee Names and Addresses of Holders............................40
SECTION 702.               Preservation of Information; Communications to Holders...............................40
SECTION 703.               Reports by Trustee...................................................................41
SECTION 704.               Reports by Company...................................................................41

                                                   ARTICLE EIGHT
                                            MERGER, CONSOLIDATION, ETC

SECTION 801.               Mergers, Consolidations and Certain Sales of Assets..................................41
SECTION 802.               Successor Substituted................................................................42

                                                   ARTICLE NINE
                                              SUPPLEMENTAL INDENTURES

SECTION 901.               Supplemental Indentures Without Consent of Holders...................................42
SECTION 902.               Supplemental Indentures with Consent of Holders......................................43
SECTION 903.               Execution of Supplemental Indentures.................................................44
SECTION 904.               Effect of Supplemental Indentures....................................................45
SECTION 905.               Conformity with Trust Indenture Act..................................................45
SECTION 906.               Reference in Securities to Supplemental Indentures...................................45

                                                   ARTICLE TEN
                                                    COVENANTS

SECTION 1001.              Payment of Principal, Premium and Interest...........................................45
SECTION 1002.              Maintenance of Office or Agency......................................................45
SECTION 1003.              Money for Security Payments to be Held in Trust......................................46
SECTION 1004.              Existence............................................................................47
SECTION 1005.              Maintenance of Properties............................................................47
SECTION 1006.              Provision of Financial Information...................................................48
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                                TABLE OF CONTENTS
                                  (continued)

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SECTION 1007.              [Intentionally deleted]..............................................................48
SECTION 1008.              Statement by Officers as to Default..................................................48
SECTION 1009.              Waiver of Certain Covenants and Obligations..........................................48

                                                   ARTICLE ELEVEN
                                        DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1101.              Company's Option to Effect Defeasance or Covenant Defeasance.........................48
SECTION 1102.              Defeasance and Discharge.............................................................49
SECTION 1103.              Covenant Defeasance..................................................................49
SECTION 1104.              Conditions to Defeasance or Covenant Defeasance......................................50
SECTION 1105.              Deposited Money and U.S. Government Obligations to Be Held in Trust;
                           Other Miscellaneous Provisions ......................................................52
SECTION 1106.              Reinstatement........................................................................52
SECTION 1107.              Repayment to Company.................................................................52

                                                   ARTICLE TWELVE
                                              [INTENTIONALLY DELETED]

                                                   ARTICLE THIRTEEN
                                              [INTENTIONALLY DELETED]

                                                   ARTICLE FOURTEEN
                                             [INTENTIONALLY DELETED]

                                                   ARTICLE FIFTEEN
                                           SUBORDINATION OF SECURITIES

SECTION 1501.              Securities Subordinated to Senior Indebtedness.......................................53
SECTION 1502.              No Payment on Securities in Certain Circumstances....................................54
SECTION 1503.              Securities Subordinated to Prior Payment of All Senior Indebtedness
                           on Dissolution, Liquidation or Reorganization........................................55
SECTION 1504.              Securityholders to Be Subrogated to Rights of Holders of Senior Indebtedness.........56
SECTION 1505.              Obligations of the Company Unconditional.............................................56
SECTION 1506.              Trustee Entitled To Assume Payments Not Prohibited in Absence of Notice..............57
SECTION 1507.              Application by Trustee of Assets Deposited with It...................................57
SECTION 1508.              Subordination Rights Not Impaired by Acts or Omissions of the Company
                           or Holders of Senior Indebtedness....................................................57
SECTION 1509.              Securityholders Authorize Trustee to Effectuate Subordination of Securities..........58
SECTION 1510.              Right of Trustee to Hold Senior Indebtedness.........................................58
SECTION 1511.              Article Fifteen Not to Prevent Events of Default.....................................58
SECTION 1512.              No Fiduciary Duty of Trustee to Holders of Senior Indebtedness.......................58
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                                TABLE OF CONTENTS
                                  (continued)

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                                                   ARTICLE SIXTEEN
                                               REDEMPTION OF SECURITIES

SECTION 1601.              Applicability of Article.............................................................59
SECTION 1602.              Election to Redeem; Notice to Trustee................................................59
SECTION 1603.              Selection by Trustee of Securities to Be Redeemed....................................59
SECTION 1604.              Notice of Redemption.................................................................60
SECTION 1605.              Deposit of Redemption Price..........................................................60
SECTION 1606.              Securities Payable on Redemption Date................................................61
SECTION 1607.              Securities Redeemed in Part..........................................................61
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


       INDENTURE, dated as of _____________, 200__, between XO COMMUNICATIONS,
INC., a Delaware corporation (hereinafter called the "Company"), having its principal office at 11111 Sunset Hills Drive, Reston, VA 20190 and U.S. Trust
Company, National Association, a corporation duly authorized and existing under the laws of the United States, as Trustee hereunder (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

       The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.
The Securities shall be subordinate in right of payment to the existing and future Senior Indebtedness (as hereinafter defined) of the Company to the extent provided in Article Fifteen of this Indenture.

       This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

       All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

       NOW, THEREFORE, THIS INDENTURE WITNESSETH:

       For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

       SECTION 101 Definitions.

       For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust
       Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein) and, except as otherwise herein expressly provided, the term "GAAP" or "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Company at the date of such computation; and

              (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

       Certain terms, used principally in Article Six, are defined in that Article.

       "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Authenticating Agent" has the meaning set forth in Section 614 hereof.

       "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that Board.

       "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

       "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The Borough of Manhattan, The City of New York, New York are authorized or obligated by law or executive order to close.

       "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

       A "Change of Control" will be deemed to have occurred at such time as either:

              (1) any Person or any Persons acting together that would constitute a "group" for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto (other than Eagle River, Mr. Craig O. McCaw and their respective Affiliates or an underwriter engaged in a firm commitment underwriting on behalf of the Company), shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision thereto) more than 50% of the aggregate voting power of all classes of Voting Stock of the Company; or

              (2) neither Mr. Craig O. McCaw nor any person designated by him to the Company as acting on his behalf shall be a director of the Company; or

              (3) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the shareholders of the Company was proposed by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

       "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

       "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

       "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) the Chief Executive Officer, the President, an Executive Vice President or a Vice President of the Company, and
(ii) the Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

       "Corporate Trust Office" means the principal office of U.S. Trust Company, National Association in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which on the date hereof is located at 114 West 47th Street, New York, New York 10036.

       "Corporation" means a corporation, association, company, limited liability company, joint-stock company or business trust.

       "Default" means an event that with the passing of time or the giving of notice or both shall constitute an Event of Default.

       "Defaulted Interest" has the meaning set forth in Section 307 hereof.

       "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, DTC for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

       "Designated Senior Indebtedness" means obligations of the Company under any particular Senior Indebtedness in respect of which the instrument creating or evidencing the same or the assumption or guarantee thereof, or related agreements or documents to which the Company is a party, expressly provides that such indebtedness shall be Designated Senior Indebtedness for purposes of the Indenture. The instrument, agreement or other document evidencing any Designated Senior Indebtedness may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness.

       "DTC" means The Depository Trust Company.

       "Eagle River" means Eagle River Investments, L.L.C., a limited liability company formed under the laws of the State of Washington.

       "Event of Default" has the meaning specified in Section 501.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act) and the rules and regulations thereunder.

       "Global Security" means a Security of any series in the form prescribed in Section 204 and as contemplated by Section 301 evidencing all or part of the Securities of any series, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

       "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person,

       (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness,

       (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or

       (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

       "Holder" means a Person in whose name a Security is registered in the Security Register.

       "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation including by acquisition of Subsidiaries or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing).

       "Indebtedness" means, with respect to any Person, all Obligations, whether or not contingent, of such Person (i)(a) for borrowed money (including, but not limited to, any indebtedness secured by a security interest, mortgage or other lien on the assets of the Company that is (1) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (2) existing on property at the time of acquisition thereof), (b) evidenced by a note, debenture, bond or other written instrument,

(c) under a lease required to be capitalized on the balance sheet of the lessee under GAAP or under any lease or related document (including a purchase agreement) that provides that the Company is contractually obligated to purchase or cause a third party to purchase and thereby guarantee a minimum residual value of the lease property to the lessor and the Company's obligations under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) in respect of letters of credit, bank guarantees or bankers' acceptances (including reimbursement obligations with respect to any of the foregoing), (e) with respect to indebtedness secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such Person's legal liability, (f) in respect of the balance of deferred and unpaid purchase price of any property or assets, (g) under interest rate or currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; (ii) with respect to any obligation of others of the type described in the preceding clause (i) or under clause (iii) below assumed by or guaranteed in any manner by such person or in effect guaranteed by such person through an agreement to purchase (including, without limitation, "take or pay" and similar arrangements), contingent or otherwise (and the obligations of such person under any such assumptions, guarantees or other such arrangements); and (iii) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing.

       "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

       "Interest Payment Date" when used with respect to any installment of interest on a Security of any series means the date specified in such Security on which such installment of interest is due and payable.

       "Junior Securities" means any Indebtedness of the Company that is at least as subordinated in right of payment to Senior Indebtedness as the Securities and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Stated Maturity of the Securities.

       "Material Subsidiary" means, as of any date of determination, a Subsidiary that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

       "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, upon required repurchase or call for redemption or otherwise.

       "Obligations" means, with respect to any Indebtedness, any principal, interest, penalties, fees, indemnifications, reimbursements, damages or other liabilities payable under the documentation governing such Indebtedness.

       "Officers' Certificate" means a certificate signed by (i) the Chief Executive Officer, President, an Executive Vice President or a Vice President, and (ii) the Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee and containing the statements provided for in Section 102. One of the officers signing an Officers' Certificate given pursuant to Section 1008 shall be the principal executive, financial or accounting officer of the Company.

       "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 102.

       "Outstanding", when used with respect to Securities of any series, means, as of the date of determination, all Securities of that series theretofore authenticated and delivered under this Indenture, except:

       (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

       (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

       (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities of that series in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

       "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Trustee is hereby authorized by the Company to act as a "Paying Agent" for the purposes of this Indenture, until such time as the Company notifies the Trustee in writing that such authorization is revoked.

       "Payment Blockage Notice" has the meaning set forth in Section 1502 hereof.

       "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof or any other entity.

       "Predecessor Security" of any particular Security means every previous Security issued before, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

       "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

       "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

       "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

       "Required Consent" means, except as otherwise expressly provided in this Indenture with respect to matters requiring the consent of each Holder of Securities affected thereby: (i) the consent of Holders of not less than a majority in aggregate principal amount at Stated Maturity of Securities of any series for any action relating to that series to (x) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any power conferred upon such Trustee, or (y) consent to or waive, on behalf of the Holders of all the Securities of that series, any past default and its consequences, and (ii) with respect to all other actions requiring the consent of Holders of Securities of any series, the consent of either (x) the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of that series or, (y) voting together as a single class, the Holders of a majority in aggregate principal amount at Stated Maturity of (I) the Securities of that series, (II) the Securities of each other series whose Holders are being requested to consent to such action with respect to the terms of that series or this Indenture, (III) the securities of each series issued under the Indenture filed as Exhibit 4.1 to the Company's Registration Statement on Form S-3 (Reg. No. 333-_____), filed with the Commission on February 1, 2001, if the holders of such securities are being requested to consent to such action with respect to the terms of such series or that Indenture, and (IV) any other class of debt securities issued by the Company, if such debt securities or the indenture pursuant to which such debt securities were issued both (A) require the consent of the holders of such debt securities to such action and (B) provide that the holders thereof will vote with the Holders of Securities of any series with respect to such action.

       "SEC Reports" has the meaning specified in Section 704.

       "Securities" has the meaning set forth in the recitals.

       "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

       "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

       "Senior Indebtedness" means the principal of, and interest on, rent under, and any other amounts payable on or in or in respect of any Indebtedness of the Company (including, without limitation, any Obligations in respect of such Indebtedness and, in the case of Designated Senior Indebtedness, any interest accruing after the filing of a petition by or against the Company under any bankruptcy law, whether or not allowed as a claim after such filing in any proceeding under such bankruptcy law), whether outstanding on the date hereof or hereafter created, Incurred, assumed, Guaranteed or in effect Guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to the foregoing); provided, however, that Senior Indebtedness does not include (v) Indebtedness evidenced by the Securities, (w) any liability for federal, state, local or other taxes owed or owing by the Company, (x) Indebtedness of the Company to any Subsidiary except to the extent such Indebtedness is of a type described in clause (ii) of the definition of Indebtedness, (y) trade payables of the Company for goods, services or materials purchased in the ordinary course of business (other than, to the extent they may otherwise constitute such trade payables, any obligations of the type described in clause (viii) of the definition of Indebtedness), and
(z) any particular Indebtedness in which the instrument creating or evidencing the same expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Securities.

       "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

       "Stated Maturity", when used with respect to any Security or any installment of principal thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal is due and payable.

       "Subsidiary" of any Person means

       (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or

       (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

       "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

       "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until one or more successor Trustees shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee or Trustees.

       "U.S. Government Obligation" has the meaning specified in Section 1104.

       "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

       "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

       SECTION 102. Compliance Certificates and Opinions.

       Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and under this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

       Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1008 shall include

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

       SECTION 103. Form of Documents Delivered to Trustee.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

       Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

       SECTION 104. Acts of Holders; Record Dates.

       Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

       The fact and date of the execution by any Person of any such instrument or writing pursuant to this Section 104 may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

       The ownership of Securities shall be proved by the Security Register.

       Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

       The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable expiration date by Holders of the requisite principal amount of Outstanding Securities of the relevant series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable expiration date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 106.

       The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), (iv) any direction referred to in
Section 512 in each case with respect to Securities of such series or (v) the Required Consent. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable expiration date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

       With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "expiration date" and from time to time may change the expiration date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new expiration date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 106, on or prior to the existing expiration date. If an expiration date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the expiration date with respect thereto, subject to its right to change the expiration date as provided in this paragraph. Notwithstanding the foregoing, no expiration date shall be later than the 180th day after the applicable record date.

       Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

       SECTION 105. Notices, Etc., to Trustee and Company.

       Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if delivered in writing to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

              (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

       SECTION 106. Notice to Holders; Waiver.

       Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in the case of a Global Security, in writing by facsimile and/or by overnight mail to the Depositary, and (ii) in the case of Securities other than Global Securities, in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

       SECTION 107. Application of Trust Indenture Act.

       The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

       SECTION 108. Effect of Headings and Table of Contents.

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       SECTION 109. Successors and Assigns.

       All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

       SECTION 110. Separability Clause.

       In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       SECTION 111. Benefits of Indenture.

       Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Securities and, as to Article Fifteen hereof, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

       SECTION 112. Governing Law.

       This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 113. Legal Holidays.

       In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                SECURITIES FORMS

       SECTION 201. Forms Generally.

       The Securities of each series and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in this Article, or in such other forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

       The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

       SECTION 202. [Intentionally omitted]

       SECTION 203. [Intentionally omitted]

       SECTION 204. Additional Provisions Required in Global Security.

       Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security issued hereunder shall bear a legend in substantially the following form:

       [If a Global Security, insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

       [If a Global Security to be held by The Depository Trust Company, insert -- UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

       SECTION 205. Form of Trustee's Certificate of Authentication.

       The Trustee's certificate of authorization shall be in substantially the following form:

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                            U.S. Trust Company, National Association,
                                  as Trustee


                            By:
                                  -------------------------------------
                                  Authorized Signatory

                                 ARTICLE THREE

                                 THE SECURITIES

       SECTION 301. Amount Unlimited; Issuable in Series.

       The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

       The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

              (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

              (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

              (4) the date or dates on which the principal of any Securities of the series is payable;

              (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

              (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

              (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

              (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

              (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

              (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

              (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

              (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

              (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

              (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1102 or
       Section 1103 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

              (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in
       Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

              (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

              (18) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

              (19) if the Securities of the series will be issued with original issue discount, the amount of original issue discount, the method by which the accreted value of the securities will be determined, the dates from and to which original issue discount will accrue and other terms relating to original issue discount; and

              (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901).

       All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

       If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

       The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fifteen. The Securities shall not be superior in right of payment to, and shall rank pari passu with Securities issued as contemplated by Section 301.

       SECTION 302. Denominations.

       The Securities of each series shall be issuable only in registered form without coupons and only in denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000, and any integral multiple thereof.

       SECTION 303. Execution, Authentication, Delivery and Dating.

       The Securities shall be executed on behalf of the Company by its Chief Executive Officer, its President, its Executive Vice President or one of its Vice Presidents and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

       Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

       At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

       Each Security shall be dated the date of its authentication.

       No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

       SECTION 304. Temporary Securities.

       Pending the preparation of definitive Securities of any series, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

       If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of that series, the temporary Securities of that series shall be exchangeable for definitive Securities of that series upon surrender of the temporary Securities of that series at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of that series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

       SECTION 305. Registration, Registration of Transfer and Exchange.

       (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as they may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

       Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Security of a series at an office or agency of the Company designated pursuant to Section 1002 for such purpose in accordance with the terms hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount and bearing any applicable legends provided as contemplated by this Indenture.

       At the option of the Holder and subject to the other provisions of this
Section 305, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

       All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

       Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

       No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 305, 906 or 1607 not involving any transfer.

       If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1603 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

       The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

              (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

              (2) Notwithstanding any other provision of this Indenture or the Securities, exchanges of book-entry Securities for certificated Securities shall be made only in accordance with this Clause (2). A beneficial interest in a Global Security may not be exchanged for a Security in certificated form unless (i) DTC (x) notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act and in either case the Company thereupon fails to appoint a successor Depositary, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to the Securities. In all cases, certificated Securities delivered in exchange for any Global Security or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures). Any certificated Security issued in exchange for an interest in a Global Security will bear the legend restricting transfers, if any, that is borne by such Global Security. Any such exchange will be effected through the DWAC System and an appropriate adjustment will be made in the records of the Security Registrar to reflect a decrease in the principal amount of the relevant Global Security.

              (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

              (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

       SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

       If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

       If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

       In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in the discretion of the Company may, instead of issuing a new Security, pay such Security.

       Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

       Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

       The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

       SECTION 307. Payment of Interest; Interest Rights Preserved.

       Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

       Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall (a) bear interest at the rate per annum stated in the form of Security provided as contemplated by Section 301 with respect to any series of Securities (to the extent that the payment of such interest shall be legally enforceable), and (b) forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

              (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

              (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

       SECTION 308. Persons Deemed Owners.

       Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

       SECTION 309. Cancellation.

       All Securities surrendered for payment, redemption, registration of transfer, exchange, or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its standard procedures or as directed by a Company Order.

       SECTION 310. Computation of Interest.

       Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

       SECTION 311. CUSIP Numbers.

       The Company shall in issuing the Securities of any series use CUSIP numbers, and the Trustee shall use the applicable CUSIP number in notices of redemption or exchange as a convenience to the Holders of the Securities of the relevant series; provided, that any such notice may state that no representation is made as to the accuracy or correctness of the CUSIP number or numbers printed in the notice or on the certificates representing the Securities of the relevant series and that reliance may be placed only on the other identification numbers printed on the certificates representing the Securities of such series.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

       SECTION 401. Satisfaction and Discharge of Indenture.

       This Indenture shall cease to be of further effect as to all Outstanding Securities (except as to (i) rights of registration of transfer and exchange and the Company's right of optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders of Securities to receive payment of principal of and premium, if any, and interest on the Securities, (iv) rights, obligations and immunities of the Trustee under the Indenture and (v) rights of the holders of the Securities as beneficiaries of the Indenture with respect to any property deposited with the Trustee payable to all or any of them), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

              (1) either

                     (A) the Company will have paid or caused to be paid the
              principal of, premium, if any, and interest on the Securities as and when the same will have become due and payable; or

                     (B) all Outstanding Securities (except lost, stolen or
              destroyed Securities which have been replaced or paid) have been delivered to the Trustee for cancellation;

       and the Company, in the case of (A) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of and premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

              (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

              (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

              (4) the Trustee shall have received such other documents and assurances as the Trustee shall have reasonably requested.

Notwithstanding the satisfaction and discharge of this Indenture, (i) the obligations of the Company to the Trustee under Section 607, (ii) rights of substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders of Securities to receive payment of principal of and premium, if any, and interest on the Securities, (iv) rights, obligations and immunities of the Trustee under this Indenture (including, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003), and (v) rights of holders of the Securities as beneficiaries of this Indenture with respect to any property deposited with the Trustee payable to all or any of them, shall survive.

       SECTION 402. Application of Trust Money.

       Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

       SECTION 501. Events of Default.

       "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) or caused by Article Fifteen:

              (1) default in the payment of the principal of any Security of that series when due, whether or not such payment is prohibited by the subordination provisions of this Indenture; or

              (2) continuance of the default in the payment of any interest upon any Security of that series for a period of 30 days after the date on which such interest becomes due and payable, whether or not such payment is prohibited by the subordination provisions of this Indenture; or

              (3) [intentionally deleted]

              (4) [intentionally deleted]

              (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Indebtedness by the Company or any Material Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness of such type by the Company or any such Material Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of an amount specified as contemplated by Section 301 for Securities of that series, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay such Indebtedness when due at the final maturity thereof, or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

              (7) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company or any Material Subsidiary in an aggregate amount specified as contemplated by Section 301 for Securities of that series by a court or courts of competent jurisdiction, which judgments remain undischarged or unstayed for a period (during which execution shall not be effectively stayed) of 45 days after the right to appeal all such judgments has expired; or

              (8) the entry by a court having jurisdiction in the premises of
       (A) a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Material Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

              (9) the commencement by the Company or any Material Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action; or

              (10) any other Event of Default provided as contemplated by
       Section 301 with respect to Securities of that series.

       SECTION 502. Acceleration of Maturity; Rescission and Annulment.

       Subject to Article Fifteen hereof, if an Event of Default (other than an Event of Default specified in Section 501(8) or (9) with respect to the Company) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest, together with all other amounts due under this Indenture, shall become immediately due and payable. If an Event of Default specified in
Section 501(8) or (9) with respect to Securities of any series at the time Outstanding occurs, the principal of, any accrued interest on and other amounts due under this Indenture with respect to the Securities of that series then Outstanding, shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder; provided that the provisions of Article Fifteen hereof shall have been complied with.

       At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due based on acceleration has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

              (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                     (A) all overdue interest on all Securities of that series,

                     (B) the principal of (and premium, if any, on) any
              Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities of that series, and

                     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

       and

              (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

       SECTION 503. Collection of Indebtedness and Suits for Enforcement by
                    Trustee.

       The Company covenants that if

              (1) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

              (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection incurred by the Trustee under this Indenture, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

       If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of the relevant series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

       If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

       SECTION 504. Trustee May File Proofs of Claim.

       In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, securities or other property payable or deliverable upon the exchange of the Securities or upon any such claims and, subject to the provisions of Article Fifteen hereof, to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

       No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.

       SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

       All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and, subject to the provisions of Article Fifteen hereof, any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

       SECTION 506. Application of Money Collected.

       Subject to the provisions of Article Fifteen hereof, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              FIRST: To the payment of all amounts due the Trustee under Section 607; and

              SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

       The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to the Holders of Securities of any series pursuant to this Section 506.

       SECTION 507. Limitation on Suits.

       No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of that series;

              (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

       SECTION 508. Unconditional Right of Holders to Receive Principal, Premium
                    and Interest.

       Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

       SECTION 509. Restoration of Rights and Remedies.

       If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

       SECTION 510. Rights and Remedies Cumulative.

       Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       SECTION 511. Delay or Omission Not Waiver.

       No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

       SECTION 512. Control by Holders.

       By giving the Required Consent, those Persons giving the Required Consent shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of relevant series, provided that:

              (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability (as determined in the sole discretion of the Trustee), and

              (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

       SECTION 513. Waiver of Past Defaults.

       By giving the Required Consent, those Persons giving the Required Consent may, on behalf of the Holders of all Securities of the relevant series, waive any past default hereunder with respect to such series and its consequences, except a default:

              (1) in the payment of the principal of or interest on any Security of such series, or

              (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

       Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

       SECTION 514. Undertaking for Costs.

       In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

       SECTION 515. Waiver of Stay or Extension Laws.

       The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

       SECTION 601. Certain Duties and Responsibilities.

       The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

       SECTION 602. Notice of Defaults.

       If a Default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such Default as and to the extent provided by the Trust Indenture Act, unless such Default has been cured or waived; provided, however, that in the case of any Default of the character specified in Section 501(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

       SECTION 603. Certain Rights of Trustee.

       Subject to the provisions of Section 601:

       (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

       (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

       (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

       (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction reasonably satisfactory to the Trustee;

       (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

       (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

       (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which the Trustee reasonably believed to have been authorized or within its rights or powers.

       SECTION 604. Not Responsible for Recitals or Issuance of Securities.

       The recitals contained herein and in the Securities of any series, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee and any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities of any series. The Trustee and any Authenticating Agent shall not be accountable for the use or application by the Company of Securities of any series or the proceeds thereof.

       SECTION 605. May Hold Securities.

       The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar (if other than the Trustee) or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

       SECTION 606. Money Held in Trust.

       Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

       SECTION 607. Compensation and Reimbursement.

       The Company agrees:

              (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation, expenses and disbursements of its agents, accountants, experts and counsel) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing this Indenture against the Company (including, without limitation, this Section 607) and of defending itself against any claim (whether asserted by any Holder or the Company) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

       The provisions of this Section 607 shall survive any termination of this Indenture and the resignation or removal of the Trustee.

       As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a lien prior to the Securities of every series upon all property and funds held or collected by the Trustee, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular series of Securities. The Trustee's right to receive payment of any amounts due under this Section 607 shall not be subordinate to any other liability or indebtedness of the Company (even though the Securities may be so subordinated).

       When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(8) or (9) occurs, the expenses and the compensation for such services are intended to constitute expenses of administration under Title 11, U.S. Code, or any similar Federal state or foreign law for the relief of debtors.

       SECTION 608. Disqualification; Conflicting Interests.

       If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series of a trustee under other indentures relating to securities issued or to be issued by the Company.

       SECTION 609. Corporate Trustee Required; Eligibility.

       There shall at all times be a Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee must be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

       SECTION 610. Resignation and Removal; Appointment of Successor.

       (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611, at which time the retiring Trustee shall be fully discharged from its obligations hereunder.

       (b) A Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

       (c) A Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

       (d) If at any time:

              (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

              (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

              (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

       (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

       (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

       SECTION 611. Acceptance of Appointment by Successor.

       In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or successor Trustee, such retiring Trustee shall, upon payment of its charges execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

       In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one

Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

       Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

       No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

       SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

       Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

       SECTION 613. Preferential Collection of Claims Against the Company.

       If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

       SECTION 614. Appointment of Authenticating Agent.

       The Trustee may appoint an authenticating agent or agents (an "Authenticating Agent") with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial repurchase or redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

       Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

       An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

       The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

       If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                 U.S. Trust Company, National Association,
                                        As Trustee


                                 By:
                                        ----------------------------------------
                                        As Authenticating Agent


                                 By:
                                        ----------------------------------------
                                        Authorized Signatory


                                 ARTICLE SEVEN

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND THE COMPANY

      SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee

      (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each Series as of such Regular Record Date, and

      (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

      SECTION 702. Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

      (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

      SECTION 703. Reports by Trustee.

      (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

      SECTION 704. Reports by Company.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act and in the manner set forth in
Section 1006; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company will nonetheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee and to furnish copies of such SEC Reports to the Holders of Securities at the time the Company is required to file such reports with the Trustee and will make such information available to investors who request it in writing.

                                 ARTICLE EIGHT

                           MERGER, CONSOLIDATION, ETC.

      SECTION 801. Mergers, Consolidations and Certain Sales of Assets.

      The Company may not, in a single transaction or a series of related transactions, (i) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into the Company (other than a consolidation or merger into the Company of a wholly owned Subsidiary organized under the laws of the United States of America, a state of the United States of America or the District of Columbia), or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of (other than (A) any transfer, sale, lease or disposition from any Restricted Subsidiary to another Restricted Subsidiary, or
(B) a transfer of any ownership or membership interest in any Restricted Subsidiary from the Company to any Restricted Subsidiary) all or substantially all of its assets (determined on a consolidated basis for the Company and its subsidiaries taken as a whole and provided that the creation of a lien on or in any of its assets shall not in and of itself constitute the transfer, sale, lease or disposition of the assets subject to the lien), unless: (1) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets to any other Person, the successor entity to the Company shall be a corporation, limited liability company, partnership or trust organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under this Indenture; (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each in form and substance satisfactory to the Trustee stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 802. Successor Substituted.

      Upon any consolidation of the Company with, or merger of the Company with or into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

      SECTION 901. Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to cure any ambiguity, defect or inconsistency, to correct or supplement any provision in this Indenture that may be defective or inconsistent with any other provision in this Indenture;

            (2) to provide for or facilitate the issuance of Securities in bearer form registrable or not registrable and with or without interest coupons, or to provide for or facilitate the issuance of uncertificated Securities in addition to or in place of certificated Securities;

            (3) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company in this Indenture and in the Securities;

            (4) [intentionally deleted]

            (5) [intentionally deleted]

            (6) make any change (including, but not limited to, adding to the covenants of the Company or adding additional Events of Default) that would provide any additional rights or benefits to Holders of all or any series of Securities (and if such additional rights or benefits are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series) or that does not adversely affect the legal rights under the Indenture of any such Holder in any material respect, or to surrender any right or power herein conferred upon the Company;

            (7) comply with requirements of the Commission in order to maintain the qualification of the Indenture under the Trust Indenture Act of 1939, as amended;

            (8) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor
      (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding;

            (9) to secure all or any series of Securities as provided as contemplated by Section 301 or otherwise;

            (10) to establish the form or terms of Securities of any series as permitted by Sections 201 or 301;

            (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, subject to the requirements of Section 611.

      SECTION 902. Supplemental Indentures with Consent of Holders.

      After receipt of the Required Consent, given by Act of those Persons giving the Required Consent delivered to the Company and the Trustee, and consistent with Section 513, the Company, when authorized by Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the due date of the principal of, or any installment of interest on, any Security;

            (2) reduce the principal amount of, or interest on, Securities;

            (3) change the place or currency of payment of principal of, or interest on, any Security;

            (4) impair the right to institute suit for the enforcement of any payment on or with respect to any Security;

            (5) reduce the above stated percentage of outstanding Securities necessary to modify or amend the Indenture;

            (6) reduce the percentage of aggregate principal amount of outstanding Securities necessary for waiver of compliance with certain provisions of the Indenture or for waiver of certain defaults; or

            (7) modify any provisions of the Indenture relating to the modification and amendment of the Indenture or the waiver of past defaults or covenants, except as otherwise specified.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Notwithstanding anything to the contrary in this Section 902, no consent of Holders of Securities shall be required for the Company to enter into a supplemental indenture pursuant to Section 901.

      SECTION 903. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 904. Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 905. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

      SECTION 906. Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    COVENANTS

      SECTION 1001. Payment of Principal, Premium and Interest.

      The Company agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and premium, if any, and interest, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

      SECTION 1002. Maintenance of Office or Agency.

      The Company will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Securities of any series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, New
York) where the

Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      SECTION 1003. Money for Security Payments to be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 504, upon any bankruptcy or reorganization proceeding relative to the Company, the Trustee shall serve as the Paying Agent for the Securities.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 504, upon any bankruptcy or reorganization proceeding relative to the Company the Trustee shall serve as the Paying Agent for the Securities.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series of principal (and premium, if any) or interest;

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities of that series; and

            (4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any

Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on the Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

      SECTION 1004. Existence.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

      SECTION 1005. Maintenance of Properties.

      The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1005 shall prevent the Company from discontinuing operation or maintenance of any of such properties if such discontinuance is, as determined in the good faith judgment of the Company, desirable in the conduct of its business or, in the case of the Company, the business of any subsidiary, and not disadvantageous in any material respect to the Holders of Securities.

      SECTION 1006. Provision of Financial Information.

      The Company has agreed to file with the Trustee, within 15 days after it files them with the Commission, copies of the SEC Reports. In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company will nevertheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee. The Company will furnish copies of the SEC Reports to the Holders of Securities at the time the Company is required to file the same with the Trustee and will make such information available to investors who request it in writing.

      SECTION 1007. [Intentionally deleted]

      SECTION 1008. Statement by Officers as to Default.

      (a) The Company will deliver to the Trustee within 120 days after the end of each quarter of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

      (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware of the occurrence of a Default or an Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto.

      SECTION 1009. Waiver of Certain Covenants and Obligations.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 through 1008, inclusive, if by giving the Required Consent before or after the time for such compliance, those Persons giving the Required Consent shall, by Act of such Persons, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                       DEFEASANCE AND COVENANT DEFEASANCE

      SECTION 1101. Company's Option to Effect Defeasance or Covenant
Defeasance.

      Except as otherwise specified as contemplated by Section 301 for such Securities, the Company may, at its option by Board Resolution at any time (subject to 10-day prior written notification to the Trustee), elect to have either Section 1102 or Section 1103 applied to the

Outstanding Securities of any series upon compliance with the conditions set forth below in this Article Eleven.

      SECTION 1102. Defeasance and Discharge.

      Upon the Company's exercise of the option provided in Section 1101 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of the relevant series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of the relevant series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

                  (A) the rights of Holders of Outstanding Securities of the relevant series to receive, solely from the trust fund described in
            Section 1104 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities of such series when such payments are due,

                  (B) the Company's obligations with respect to such Securities of such series under Sections 304, 305, 306, 1002 and 1003,

                  (C) the rights, powers, trusts, duties and immunities of the
            Trustee with respect to Securities of such series hereunder, and

                  (D) this Article Eleven.

      Subject to compliance with this Article Eleven, the Company may exercise its option under this Section 1102 with respect to such Securities notwithstanding the prior exercise of its option under Section 1103 with respect to such Securities.

      SECTION 1103. Covenant Defeasance.

      Upon the Company's exercise of the option provided in Section 1101 applicable to this Section

                  (i) the Company shall be released from its obligations under Sections 1005 through 1008, inclusive, and 1201 with respect to the relevant series of Securities,

                  (ii) the occurrence of an event specified in Sections 501(5), and 501(6) shall not be deemed to be an Event of Default with respect to the relevant series of Securities, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

      SECTION 1104. Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to application of either Section 1102 or Section 1103 to such Outstanding Securities or any series of Securities, as the case may be:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such series of Securities,

                  (A) money in an amount, or

                  (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or

                  (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities of such series on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are

                        (x) direct obligations of the United States of America
                  for the payment of which its full faith and credit is pledged or

                        (y) obligations of a Person controlled or supervised by
                  and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) -------- such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

            (2) No Default or Event of Default with respect to Securities of relevant series shall have occurred and be continuing on the date of such deposit and after giving effect thereto or, in connection with an election under Section 1102 insofar as Sections 501(8) and (9) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

            (5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1102 or the covenant defeasance under Section 1103 (as the case may be) have been complied with.

            (6) In the case of an election under Section 1102, the Company shall have delivered to the Trustee an Opinion of Counsel stating that

                        (x) the Company has received from, or there has been
                  published by, the Internal Revenue Service a ruling, or

                  (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion or the Outstanding Securities of the relevant series, as the case may be, shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

            (7) In the case of an election under Section 1103, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities of the relevant series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (8) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

      SECTION 1105. Deposited Money and U.S. Government Obligations to Be Held
                    in Trust; Other Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1105, the "Trustee") pursuant to Section 1104 in respect of any series of Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of such series, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1104 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

      Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1104 which, in the opinion of a nationally recognized accounting firm expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

      SECTION 1106. Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1102 or 1103 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of the relevant series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Eleven until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1102 and 1103; provided, however, that if the Company makes any payment of principal of (and premium, if any) any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities of such series to receive such payment from the money held by the Trustee or the Paying Agent.

      SECTION 1107. Repayment to Company.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Securities and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Securities shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money with respect to such Securities, and all liability of the Company as trustee thereof with respect to such Securities, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                 ARTICLE TWELVE

                             [Intentionally deleted]

                                ARTICLE THIRTEEN

                             [Intentionally deleted]

                                ARTICLE FOURTEEN

                             [Intentionally deleted]

                                ARTICLE FIFTEEN

                           SUBORDINATION OF SECURITIES

      SECTION 1501. Securities Subordinated to Senior Indebtedness.

      The Company and each Holder, by its acceptance of Securities, agree that
(a) the payment of the principal of, or interest on, the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or purchase of the Securities by the Company are subordinated, to the extent and in the manner provided in this Article Fifteen, to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed, and that these subordination provisions are for the benefit of the holders of Senior Indebtedness.

      This Article Fifteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

      SECTION 1502. No Payment on Securities in Certain Circumstances.

      (a) No payment may be made by the Company on account of the principal of or interest on the Securities, or to acquire any of the Securities for cash or property, or on account of the redemption provisions of the Securities, in the event of default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness of the Company when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

      (b) Upon (i) the happening of an event of default (other than a Payment Default) that permits, or would permit, with (w) the passage of time, (x) the giving of notice, (y) the making of any payment in respect of the Securities then required to be made, or (z) any combination thereof (collectively, a "Non-Payment Default"), the holders of Designated Senior Indebtedness or their representative immediately to accelerate the maturity of any Designated Senior Indebtedness and (ii) written notice of such Non-Payment Default is given to the Trustee by the holders of Designated Senior Indebtedness or their representative or by the Company or its Representative (a "Payment Blockage Notice"), then, unless and until such Non-Payment Default has been cured or waived or otherwise has ceased to exist, no payment (by setoff or otherwise) may be made by or on behalf of the Company on account of the principal of, or interest on, the Securities, or to acquire or repurchase any of the Securities for cash or property, or on account of the redemption provisions of the Securities, in any such case other than payments made with Junior Securities.

      Notwithstanding the foregoing, unless (i) the Designated Senior Indebtedness in respect of which such Non-Payment Default exists has been declared due and payable in its entirety within 179 days after the Payment Blockage Notice is delivered as set forth above (the "Payment Blockage Period"), and (ii) such declaration has not been rescinded or waived, at the end of the Payment Blockage Period, the Company shall be required to pay all sums not paid to the Holders of the Securities during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Securities. Not more than one Payment Blockage Notice may be given in any 365-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period. In no event, however, may the total number of days during which any Payment Blockage Period or Payment Blockage Periods are in effect exceed 179 days in the aggregate during any consecutive 365-day period.

      (c) In furtherance of the provisions of Section 1501, in the event that, notwithstanding the foregoing provisions of this Section 1502, any payment or distribution of assets of the Company shall be received by the Trustee or the Holders at a time when such payment or distribution is prohibited by the provisions of this Section 1502, then such payment or distribution (subject to the provisions of Section 1507) shall be received and held in trust by the Trustee or such Holder for the benefit of the holders of Senior Indebtedness of the Company, and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the holders of Senior Indebtedness of the Company remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay or provide for the payment of all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution of, or provision therefor, to the holders of such Senior Indebtedness.

      SECTION 1503. Securities Subordinated to Prior Payment of All Senior
                    Indebtedness on Dissolution, Liquidation or Reorganization.

      Upon any distribution of assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities:

      (a) the holders of all Senior Indebtedness of the Company shall first be entitled to receive payments in full in cash or other payment satisfactory to the holders of Senior Indebtedness (or have such payment duly provided for) before the Holders are entitled to receive any payment on account of the principal of, premium, if any, or interest, the Securities (other than payments made in the form of Junior Securities);

      (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than payments or distributions in the form of Junior Securities) to which the Holders or the Trustee on behalf of the Holders would be entitled (by setoff or otherwise), except for the provisions of this Article Fifteen, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of Senior Indebtedness of the Company or their representative to the extent necessary to make payment in full in cash or other payment satisfactory to the holders of Senior Debt of all such Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

      (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than payments or distributions in the form of Junior Securities), shall be received by the Trustee or the Holders or any Paying Agent (or, if the Company or an Affiliate of the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of the Securities before all Senior Indebtedness of the Company is paid in full, such payment or distribution (subject to the provisions of Section 1507) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of the holders of such Senior Indebtedness, or their respective representative, ratably according to the respective amounts of such Senior Indebtedness held or represented by each, to the extent necessary to make payments as provided herein of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical following notice from the Trustee to the holders of such Senior Indebtedness that such prohibited payment has been received by the Trustee, Holder(s) or Paying Agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Trustee of the amounts then due and owing on such Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of such Senior Indebtedness.

      SECTION 1504. Securityholders to Be Subrogated to Rights of Holders of
                    Senior Indebtedness.

      Subject to the payment in full of all Senior Indebtedness of the Company as provided herein, the Holders of Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Indebtedness by the Company, or by or on behalf of the Holders by virtue of this Article Fifteen, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company or on account of such Senior Indebtedness, it being understood that the provisions of this Article Fifteen are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

      If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Fifteen shall have been applied, pursuant to the provisions of this Article Fifteen, to the payment of amounts payable under Senior Indebtedness of the Company, then the Holders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full.

      SECTION 1505. Obligations of the Company Unconditional.

      Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Securities is intended to or shall impair as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal and Redemption Price of, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fifteen, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

      Notwithstanding anything to the contrary in this Article Fifteen or elsewhere in this Indenture or in the Securities, upon any distribution of assets of the Company referred to in this Article Fifteen, the Trustee, subject to the provisions of Sections 601 and 603, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Article Fifteen. Nothing in this Article Fifteen shall apply to the claims of, or payments to, the Trustee under or pursuant to Sections 506 and 607.

      SECTION 1506. Trustee Entitled To Assume Payments Not Prohibited in
                    Absence of Notice.

      The Trustee or any Paying Agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or any Paying Agent unless and until a Trust Officer of the Trustee or any Paying Agent shall have received, no later than one Business Day prior to such payment, written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 601 and 603, shall be entitled in all respects conclusively to assume that no such fact exists.

      SECTION 1507. Application by Trustee of Assets Deposited with It.

      Amounts deposited in trust with the Trustee pursuant to and in accordance with this Indenture shall be for the sole benefit of Holders of Securities and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article Fifteen. Otherwise, any deposit of assets with the Trustee or the Agent (whether or not in trust) for the payment of any Securities shall be subject to the provisions of Sections 1501, 1502, 1503 and 1504; provided that, if prior to one Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including, without limitation, the payment of any amount due on any Security) and the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 1506, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

      SECTION 1508. Subordination Rights Not Impaired by Acts or Omissions of
                    the Company or Holders of Senior Indebtedness.

      No right of any present or future holders of any Senior Indebtedness to enforce subordination provisions contained in this Article Fifteen shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

      SECTION 1509. Securityholders Authorize Trustee to Effectuate
                    Subordination of Securities.

      Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article Fifteen and to protect the rights of the Holders pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), the immediate filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness or their representative to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness or their representative to vote in respect of the claim of any Securityholder in any such proceeding.

      SECTION 1510. Right of Trustee to Hold Senior Indebtedness.

      The Trustee shall be entitled to all of the rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      SECTION 1511. Article Fifteen Not to Prevent Events of Default.

      The failure to make any payment due on the Securities by reason of any provision of this Article Fifteen shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 501 or in any way prevent the Holders from exercising any right hereunder other than the right to receive payment on the Securities.

      SECTION 1512. No Fiduciary Duty of Trustee to Holders of Senior
                    Indebtedness.

      The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of Securities or the Company or any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. Nothing in this Section 1512 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness or their representative.

                                ARTICLE SIXTEEN

                            REDEMPTION OF SECURITIES

      SECTION 1601. Applicability of Article.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

      SECTION 1602. Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities of any series shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

      SECTION 1603. Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security of such series shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

      The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      SECTION 1604. Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

            (6) that the redemption is for a sinking fund, if such is the case.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

      SECTION 1605. Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and

(except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

      SECTION 1606. Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

      SECTION 1607. Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



                                    * * * * *


      This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                    XO COMMUNICATIONS, INC.


                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:



                                    U.S TRUST COMPANY, NATIONAL
                                         ASSOCIATION, as Trustee


                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

STATE OF                  )
                          ) ss:
COUNTY OF [     ]         )

      On the ____ day of _________, ____, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he resides at ___________________, ________________________, that he is ________________________ of XO Communications, Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by like authority.

[Notarial Seal]

                                           -------------------------------------
                                           Notary Public

                                           COMMISSION EXPIRES

STATE OF NEW YORK     )
                      )ss:
COUNTY OF NEW YORK    )

    On the _____ day of _______, _____, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that [s]he resides at ____________________, ______________________, that
[s]he is a ____________________ of U.S. Trust Company, National Association, one of the corporations described in and which executed the foregoing instrument, and that [s]he signed his or her name thereto by like authority.


[Notarial Seal]



                                       -----------------------------------------
                                       Notary Public

                                       COMMISSION EXPIRES